ACCOUNTS PAYABLE AND ACCRUED EXPENSES (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Jun. 30, 2016	Jun. 30, 2015
ACCOUNTS PAYABLE AND ACCRUED EXPENSES
Accounts payable - trade and oil and gas exploration activities	$ 601	$ 1,361
Accounts payable - legal costs	171	61	$ 342
Accrued payroll	703	321	169
Accounts payable and accrued expenses	1,475	1,743	$ 1,668
Liability for legal settlement (Note 6)	1,308
Total current liabilities	$ 2,783	$ 1,743